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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

Date of Report (Date of earliest event reported):  October 8, 2002

                                 IMMUNOGEN, INC.
             (Exact name of registrant as specified in its Charter)

Massachusetts                      0-17999                      04-2726691
(State or other jurisdiction      (Commission                 (IRS Employer
of incorporation)                 File Number)              Identification No.)


                128 Sidney Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 995-2500


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ITEM 5. OTHER EVENTS

On October 8, 2002, Boehringer Ingelheim GmbH informed ImmunoGen, Inc. that clinical trials of the novel anti-cancer agent composed of ImmunoGen's DM1 Tumor-Activated Prodrug (TAP technology) and Boehringer Ingelheim's anti-CD44v6 antibody had been initiated on or about September 24, 2002. The achievement of this milestone triggers a milestone payment of $1.0 million from Boehringer Ingelheim to ImmunoGen. This milestone payment will be recognized as revenue in ImmunoGen's quarter ended September 30, 2002, the period in which the milestone payment was earned. The press release announcing the achievement of this milestone is incorporated herein by reference and filed as Exhibit 99.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1     The Registrant's Press Release dated October 15, 2002.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                            ImmunoGen, Inc.
                                            (Registrant)




Date:    October 15, 2002                   /s/ GREGG D. BELOFF
                                            -----------------------------------
                                                Gregg D. Beloff
                                            Chief Financial Officer
                                              and Vice President